UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2020

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 9, 2020, Cable One, Inc. (the “Company”) completed its previously announced private offering (the “Offering”) of $650 million aggregate principal amount of 4.00% Senior Notes due 2030 (the “Notes”). The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include acquisitions and strategic investments, including its previously announced investment in Mega Broadband Investments Holdings LLC (“MBI”). The terms of the Notes are governed by an indenture dated as of November 9, 2020 (the “Indenture”), among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes bear interest at a rate of 4.00% per annum payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2021. The Notes are required to be guaranteed on a senior unsecured basis by each of the Company’s existing and future wholly owned domestic subsidiaries that guarantees the Company’s obligations under its senior secured credit facilities or that guarantees certain capital markets debt of the Company or a guarantor in an aggregate principal amount in excess of $250 million.

At any time and from time to time prior to November 15, 2025, the Company may redeem some or all of the Notes for cash at a redemption price equal to 100% of their principal amount, plus the “make-whole” premium described in the Indenture and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Beginning on November 15, 2025, the Company may redeem some or all of the Notes at any time and from time to time at the applicable redemption prices listed in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time and from time to time prior to November 15, 2023, the Company may redeem up to 40% of the aggregate principal amount of the Notes with funds in an aggregate amount not exceeding the net cash proceeds from one or more equity offerings at a redemption price equal to 104% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Upon the occurrence of a Change of Control (as defined in the Indenture) and a Below Investment Grade Rating Event (as defined in the Indenture), the Company is required to offer to repurchase the Notes at 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture contains covenants that, among other things and subject to certain exceptions, limit (i) the Company’s ability and the ability of its subsidiaries to incur any liens securing indebtedness for borrowed money, (ii) the Company’s ability to consolidate or merge with or into another person or sell or otherwise dispose of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole) and (iii) the ability of the guarantors to consolidate with or merge with or into another person.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements or covenants in respect of the Notes, failure to pay certain other indebtedness at final maturity, acceleration of certain indebtedness prior to final maturity, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency.

The foregoing summary and description of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from the COVID-19 pandemic on the Company and future responses. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company's latest Annual Report on Form 10-K (the “Form 10-K”) and Form 10-Q for the quarterly period ended September 30, 2020 (the “Third Quarter 2020 Form 10-Q”) as filed with the SEC:

●	the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, financial condition, results of operations and cash flows;

●	rising levels of competition from historical and new entrants in the Company’s markets;

●	recent and future changes in technology;

●	the Company’s ability to continue to grow its business services products;

●	increases in programming costs and retransmission fees;

●	the Company’s ability to obtain hardware, software and operational support from vendors;

●	the effects of any acquisitions and strategic investments by the Company;

●
risks relating to the Company’s initial minority ownership position in MBI, including its ability to appoint only a minority of members of the board of managers of MBI, the fact that the managers of MBI will not owe the same fiduciary duties to the Company that directors of a corporation would owe to stockholders, and the limited category of transactions for which the Company’s consent will be needed under MBI’s operating agreement;

●
uncertainties related to the exercise of the call option or the put option in the MBI investment, including the Company’s ability to finance the purchase of the remaining membership interests in MBI on terms acceptable to the Company or at all;

●	risks that the Company’s rebranding may not produce the benefits expected;

●	damage to the Company’s reputation or brand image;

●	risks that the implementation of the Company’s new enterprise resource planning system disrupts business operations;

●	adverse economic conditions;

●	the integrity and security of the Company’s network and information systems;

●	the impact of possible security breaches and other disruptions, including cyber-attacks;

●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

●	the Company’s ability to retain key employees;

●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;

●	additional regulation of the Company’s video and voice services;

●	the Company’s ability to renew cable system franchises;

●	increases in pole attachment costs;

●	changes in local governmental franchising authority and broadcast carriage regulations;

●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;

●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;

●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;

●	the Company’s ability to incur future indebtedness;

●	fluctuations in the Company’s stock price;

●	the Company’s ability to continue to pay dividends;

●	dilution from equity awards and potential stock issuances;

●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and

●	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to the Form 10-K and the Third Quarter 2020 Form 10-Q.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of November 9, 2020, by and among Cable One, Inc., the guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Form of 4.00% Senior Notes due 2030 (included in Exhibit 4.1).
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 9, 2020